Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) dated as of September 23, 2014 (the “Amendment No. 5 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas limited liability partnership, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC., a Texas limited liability company, LITHO GP, LLC., a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional association, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into a Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014, as further amended by that certain Waiver and Amendment No. 4 to Credit Agreement dated as of April 14, 2014 (the “Credit Agreement”).

(2) The Borrowers have requested that the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms

SECTION 2. Amendment to Credit Agreement. The date of “September 30, 2014” contained in Section 6.06(c) of the Credit Agreement is hereby amended to read “December 31, 2014”.

SECTION 3. Consent. Section 6.18 of the Credit Agreement prohibits the payment of any Quality Payments in cash without the prior written consent of the Administrative Agent. The Administrative Agent and the Required Lenders hereby consent to Holdings making a Quality Payment in an aggregate amount not to exceed $432,925 by no later than September 30, 2014.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before the Amendment No. 5 Effective Date:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Required Lenders and all of the Borrowers;

(b) the Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent); and

(c) The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 5. Revolving Loans. Prior to or concurrently with the making of the Quality Payment permitted by Section 3 above, the Borrower shall make a prepayment of the Revolving Loans in an aggregate principal amount of at least $1,500,000, together with any amounts payable pursuant to Section 2.20 of the Credit Agreement in connection with such prepayment. The Revolving Loans so prepaid may be reborrowed in accordance with and subject to the terms of the Credit Agreement.

SECTION 6. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by any Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of any Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting any Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof.

(f) No Default. No Default or Event of Default has occurred and is continuing.

(g) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 7. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE FOREGOING (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL

BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIONS VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY HEREBY ACKNOWLEDGES ITS STATUS AS A BORROWER AND AFFIRMS ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 8. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended or modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 9. Further Assurances. Each Borrower agrees that it shall, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 10. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

SECTION 11. Binding Agreement; Authorization. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 14. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 15. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 16. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 17. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 18. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Michael Wilson
Name: J. Michael Wilson
Title: Authorized Officer

Signature Page

Amendment No. 5 to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ J. Michael Wilson
Name: J. Michael Wilson
Title: Authorized Officer

Signature Page

Amendment No. 5 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Barber
Name: Michael Barber
Title: Senior Vice President

Signature Page

Amendment No. 5 to Credit Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Leslie J. Tiezen
Name:	Leslie J. Tiezen
Title:	Senior Vice President

Signature Page

Amendment No. 5 to Credit Agreement

SOUTHWEST BANK,
a Texas State Bank

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 5 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

USMD INC.

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USGP, LLC.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

LITHO GP, LLC.

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC., its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 5 to Credit Agreement